UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	August 7, 2017

PACIFIC ETHANOL, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-21467	41-2170618
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 Capitol Mall, Suite 2060
Sacramento, California	95814
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code:	(916) 403-2123

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐       Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

Pacific Ethanol Pekin, LLC (“PE Pekin”), a wholly-owned subsidiary of Pacific Ethanol, Inc. (the “Company”) entered into an Amendment No. 2 to Credit Agreement (“Amendment”) dated August 7, 2017 with Compeer Financial, PCA (as successor by merger to 1st Farm Credit Services, PCA) and CoBank, ACB.

Under the Amendment, PE Pekin amended its term and revolving credit facilities by agreeing to increase the interest rate under the facilities by 25 basis points to an annual rate equal to the 30-day London Interbank Offered Rate (LIBOR) plus 4.00%. PE Pekin and its lender also agreed that PE Pekin is required to maintain working capital of not less than $17.5 million from August 31, 2017 through December 31, 2017 and working capital of not less than $20.0 million from January 1, 2018 and continuing at all times thereafter, measured as of the last day of each calendar month. Under the prior terms, PE Pekin was required to maintain working capital of not less than $20.0 million at all times, measured as of the last day of each calendar month.

The description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the Amendment, which is filed as Exhibit 10.1 to this report and is incorporated herein by this reference.

Credit Agreement

The Amendment amends that certain Credit Agreement, dated December 15, 2016, by and among Pacific Ethanol Pekin, Inc., 1st Farm Credit Services, PCA and CoBank, ACB. A description of the Credit Agreement is set forth in the Company’s Current Report on Form 8-K for December 15, 2016 filed with the Securities and Exchange Commission on December 20, 2016 and is incorporated herein by this reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Number	Description
10.1	Amendment No. 2 to Credit Agreement dated August 7, 2017 by and between Pacific Ethanol Pekin, LLC, Compeer Financial, PCA and CoBank, ACB (*)

_______________
(*)	Filed herewith. The agreement filed as an exhibit to this report contains representations and warranties made by the parties thereto. The assertions embodied in such representations and warranties are not necessarily assertions of fact, but a mechanism for the parties to allocate risk. Accordingly, investors should not rely on the representations and warranties as characterizations of the actual state of facts or for any other purpose at the time they were made or otherwise.

2

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 11, 2017	PACIFIC ETHANOL, INC.

	By:	/S/ CHRISTOPHER W. WRIGHT
Christopher W. Wright Vice President, General Counsel and Secretary

3

EXHIBITS FILED WITH THIS REPORT

Number	Description

10.1	Amendment No. 2 to Credit Agreement dated August 7, 2017 by and between Pacific Ethanol Pekin, LLC, Compeer Financial, PCA and CoBank, ACB

4